UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – June 29, 2012

VUZIX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623

(Address of principal executive offices)(Zip code)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

(a)         On June 29, 2012, Vuzix Corporation (“Registrant”) entered into an Amended and Restated Convertible Loan and Security Agreement (the “Loan Agreement”) with LC Capital Master Fund Ltd. (the "Lender"), pursuant to which the Lender loaned Registrant $619,122 (the “Loan”). The Loan Agreement is an amendment and restatement of a Convertible Loan and Security Agreement between the Lender and Registrant dated as of December 23, 2010 (the ‘Original Loan Agreement”), which was filed with the Commission on Form 8-K on December 30, 2010. The Loan is an amendment, restatement, renewal, extension and modification of the remaining principal balance and interest thereon of the loan made by the Lender to the Registrant pursuant to the Original Loan Agreement. The Loan bears interest at an annual rate of 13.5% per annum, payable monthly commencing July 15, 2012. The principal of the Loan is payable in 12 equal monthly installments of $51,593.50 each beginning on October 15, 2012.

Concurrently with the making of the Loan, Registrant entered into an Asset Purchase Agreement with TDG Acquisition Company (the “APA”), which was filed with the Commission on Form 8-K on June 22, 2012. Registrant may receive certain earn out payments pursuant to the APA and, if it does, Registrant is required to pay 40% of all amount so received in prepayment of the Loans.

The principal balance of, and unpaid accrued interest on, the Loan are convertible into shares of the $.001 par value common stock (“Common Stock”) of Registrant at a conversion price of $0.09965 per share, subject to adjustment as set forth below. Registrant previously issued to the Lender a Warrant to purchase up to 40,000,000 shares of Common Stock at an exercise price of $0.09965 per share (the “Warrant”), subject to adjustment as set forth below. That Warrant expires on December 23, 2014. The maximum number of shares of Common Stock that the Lender can acquire upon conversion of the Note and exercise of the Warrant is 46,517,695, subject to adjustment as set forth below. The Lender has certain registration rights, and Registrant has certain registration obligations, as set forth in the Original Loan Agreement .

The Loan Agreement contains certain covenants and defines certain defaults, including but not limited to, payment defaults, defaults in the observance of covenants contained in the Loan Agreement or in other agreements between Registrant and the Lender, insolvency and certain judgments being entered against Registrant.

Registrant has granted the Lender a security interest in substantially all the assets of Registrant as security for the Loan. The Lender has agreed to subordinate its security interest in accounts receivable and inventory to a security interest granted by Registrant to a bank or other institutional provider of lines of credit, of not more than $2,000,000.

In connection with the execution of the Loan Agreement, the Promissory Note and Security Agreement between Registrant and the Lender dated May 18, 2012 were terminated.

The Loan Agreement, is included as Exhibit 10.1 in this Current Report on Form 8-K. Please review that document for additional information regarding the its terms.

(b)          Concurrently with the execution and delivery of the Loan Agreement, Registrant executed and delivered to the Lender its Convertible Promissory Note dated June 15, 2012, in the principal amount of $619,122 (the “Note”). The Note is payable on the same terms as are set forth in the Loan Agreement, which are described in Item 1.01(a) of this report on Form 8-K. The Note is included as an Exhibit 10.2 in this Current Report on Form 8-K. Please review that document for additional information regarding the its terms ..

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(1)         On June 29, 2012, the Registrant entered into the Note. The terms of the Note and of the obligations of Registrant under the Note are as set forth in Item 1.01 of this report on Form 8-K, in the Note, which is attached to this Form 8-K as Exhibit 10.2 and in the Loan Agreement which is attached as Exhibit 10.1 to this Form 8-K.

(2)         Pursuant to the Loan Agreement, the Lender has agreed to loan $619,122 to Registrant (the “Loan”). The Loan is evidenced by the Note. The Loan bears interest at an annual rate of 13.5% per annum, payable monthly. The principal of the Loan is payable in 12 monthly installments beginning on October 15, 2012. Registrant is also required to prepay the Loan each time it receives an earn-out payment pursuant to the APA, as described in Item 1.01 of this report on Form 8-K. The other material terms of the Note are also set forth in Item 1.01 of this report on Form 8-K, in the Note, which is attached to this Form 8-K as Exhibit 10.2 and in the Loan Agreement which is attached as Exhibit 10.1 to this Form 8-K.

Reference is made to Item 1.01 of this report on Form 8-K, to the Loan Agreement, which is attached as Exhibit 10.1, and to the Note, which is attached as Exhibit 10.2, for a complete statement of their terms.

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

(a)         Pursuant to the Loan Agreement, on June 29, 2012, Registrant issued to the Lender its promissory note in the principal amount of $619,122, convertible into shares of Common Stock at an initial conversion price of $0.09965 per share, subject to limitation and adjustment as provided therein.

(b)         All of the securities specified in the preceding subparagraph (a) were sold for cash. The amount payable to Registrant for such securities was $619,122. There were no commissions paid or payable with respect to such sales.

ITEM 3.03 Material Modification to Rights of Security Holders.

The Loan Agreement has been amended to require that Registrant maintain at all times a balance of unrestricted cash and cash equivalents (not including any cash held in any collateral account), together with undrawn availability under its working capital line, of at least 40% of the (i) the outstanding principal amount of the Loan and (ii) accrued interest, measured on a monthly basis on the last day of each month.

Item 9.01 Financial Statements and Exhibits

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

10.1	Amended and Restated Convertible Loan and Security Agreement, dated as of June 15, 2012, by and between Registrant and the Lender.

10.2	Convertible Promissory Note, dated as of June 15, 2012, in the principal amount of $619,122 issued by Registrant in favor of the Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2012	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell,
Executive Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Convertible Loan and Security Agreement, dated as of June 15, 2012, by and between Registrant and the Lender.

10.2	Convertible Promissory Note, dated as of June 15, 2012, in the principal amount of $619,122 issued by Registrant in favor of the Lender.